                                                                    EXHIBIT 10.2

                        INTERNATIONAL NETWORK SERVICES

            AMENDED AND RESTATED 1992 FLEXIBLE STOCK INCENTIVE PLAN



               1.   Establishment, Purpose, and Definitions.
                    ---------------------------------------

                    (a) There is hereby adopted the Amended and Restated 1992 Flexible Stock Incentive Plan (the "Plan") of International Network Services, a California corporation (the "Company").

                    (b) The purpose of the Plan is to provide a means whereby eligible individuals (as defined in paragraph_4, below) can acquire Common Stock of the Company (the "Stock"). The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under SectionE422 of the Internal Revenue Code of 1986, as amended (the "Code"), and employees, officers, directors, independent contractors, and consultants of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Sections_422 or_423 of the Code (referred to as "nonqualified stock options"). The Plan also provides for the sale or bonus of Stock to eligible individuals in connection with the performance of services for the Company or its Affiliates. Finally, the Plan authorizes the grant of stock appreciation rights ("SARs"), either separately or in tandem with stock options, entitling holders to cash compensation measured by appreciation in the value of the Stock.

                    (c) The term "Affiliates" as used in the Plan means parent or subsidiary corporations, as defined in Sections_424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan.

               2.   Administration of the Plan.
                    --------------------------

                    (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). The Committee shall consist of two or more members of the Board or such lesser number of members of the Board as permitted by Rule_16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule_16b-3"). None of the members of the Committee shall receive, while serving on the Committee, or during the one-year period preceding appointment to the Committee, a grant or award of equity securities under (i)_the Plan or (ii)_any other plan of the Company or its affiliates under which the participants are entitled to acquire Stock (including restricted Stock), stock options, stock bonuses, related rights or stock appreciation rights of the Company or any of its affiliates, other than pursuant to transactions in any such other plan which do not disqualify a director from being a disinterested person under Rule_16b-3. The limitations set forth in this
Section 2(a) shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule_16b-3. Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to "the Committee" shall be construed to refer to the Board.

                    (b) The Committee shall determine which eligible individuals (as defined in paragraph_4, below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

                    (c) The Committee may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect the optionee's rights under an outstanding option shall not be made without the optionee's written consent. Without limitation of the foregoing, the Committee shall have the right, with the optionee's consent, to accelerate the exercise date of any options issued pursuant to the Plan or terminate the restrictions applicable to any stock issued pursuant to the Plan. The Committee may, with the optionee's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option.

                    (d) The Committee shall also determine which eligible individuals (as defined in paragraph_4, below) shall be issued Stock or SARs under the Plan, the timing of such grants, the terms thereof (including any restrictions), and the number of shares or SARs to be granted. The Stock shall be issued for such consideration (if any) as the Committee deems appropriate. Stock issued subject to restrictions shall be evidenced by a written agreement (the "Restricted Stock Purchase Agreement" or the "Restricted Stock Bonus Agreement"). The Committee may amend any Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement, but any amendment which would adversely affect the shareholder's rights to the Stock shall not be made without his or her written consent.

                    (e) The Committee shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options or Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants.

               3.   Stock Subject to the Plan.
                    -------------------------

                    (a) An aggregate of not more than 4,643,104 shares of Stock shall be available for the grant of stock options or the issuance of Stock under the Plan. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. Any Stock which is retained by the Company upon exercise of an option in order to satisfy the exercise price for such option or any withholding taxes due with respect to such option exercise shall be treated as issued to the optionee and will thereafter not be available under the Plan.

                    (b) If there is any change in the Stock subject to the Plan, an Option Agreement, a Restricted Stock Purchase Agreement, a Restricted Stock Bonus Agreement, or a SAR Agreement through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent (2%)), or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the individual, including adjustments to the aggregate number, kind and price per share of shares subject to the Plan, an Option Agreement, a Restricted Stock Purchase Agreement, a Restricted Stock Bonus Agreement, or a SAR Agreement.

               4.   Eligible Individuals.  Individuals who shall be eligible to
                    --------------------
have granted to them the options, Stock or SARs provided for by the Plan shall be such employees, officers, directors, independent contractors and consultants of the Company or an Affiliate as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options.

               5.   The Option Price.  The exercise price of the Stock covered
                    ----------------
by each incentive stock option shall be not less than the per share fair market value of such Stock on the date the option is granted. The exercise price of the Stock covered by each nonqualified stock option shall be not less than eighty-five percent (85%) of the per share fair market value of such stock on the date the option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than ten percent (10%) of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than one hundred ten percent (110%) of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in paragraph_3(b), above.

               6.   Terms and Conditions of Options.
                    -------------------------------

                    (a) Each option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement executed by the Company and the person to whom such option is granted.

                    (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that the term of an incentive stock
                        --------  -------
option shall not be for more than 10_years and that, in the case of an incentive stock option granted to a person possessing more than ten percent (10%) of the combined voting power of the Company or an Affiliate, the term shall be for no more than five years.

                    (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000.

                    (d) The Stock Option Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee. If an option, or any part thereof is intended to qualify as an incentive stock option, the Stock Option Agreement shall contain those terms and conditions which are necessary to so qualify it as an incentive stock option. Notwithstanding the foregoing, no option granted under the Plan may vest at less than 20% per year over five consecutive years.

               7.   Terms and Conditions of Stock Purchases and Bonuses.
                    ---------------------------------------------------

                    (a) Each sale or grant of stock pursuant to the Plan shall be evidenced by a written Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement executed by the Company and the person to whom such Stock is sold or granted.

                    (b) The Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions and vesting provisions.

                    (c) At the time of each sale or grant of Stock or option pursuant to the Plan, a copy of the Plan shall be delivered by the Company to the person to whom such Stock is sold or option granted.

               8.   Terms and Conditions of SARs.  The Committee may, under such
                    ----------------------------
terms and conditions as it deems appropriate, authorize the issuance of SARS evidenced by a written SAR agreement (which, in the case of tandem options, may be part of the option agreement to which the SAR relates) executed by the Company and the person to whom such SAR is granted. The SAR agreement may contain such terms, provisions and conditions consistent with this Plan as may be determined by the Committee.

               9.   Use of Proceeds.  Cash proceeds realized from the sale of
                    ---------------
Stock under the Plan shall constitute general funds of the Company.

               10.  Amendment, Suspension, or Termination of the Plan.
                    -------------------------------------------------

                    (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the Company's shareholders, and provided further that, except as provided in paragraph_3(b), above, the Board shall in no event amend the Plan in the following respects without the consent of shareholders then sufficient to approve the Plan in the first instance:

                         (i) To increase the maximum number of shares subject to incentive stock options issued under the Plan; or

                         (ii) To change the designation or class of persons eligible to receive incentive stock options under the Plan.

                    (b) No option may be granted nor any Stock issued under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate with respect to the grant of incentive stock options on May 28, 2003, unless previously terminated by the Board pursuant to this paragraph_10.

               11.  Assignability.  Each option granted pursuant to this Plan
                    -------------
shall, during the optionee's lifetime, be exercisable only by such optionee or by such optionee's guardian or legal representative, and neither the option nor any right hereunder shall be transferable by optionee by operation of law or otherwise other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Stock subject to a Restricted Stock Purchase Agreement or a Restricted Stock Bonus Agreement shall be transferable only as provided in such Agreement.

               12.  Payment Upon Exercise of Options.  Payment of the purchase
                    --------------------------------
price upon exercise of any option granted under this Plan shall be made in cash; provided, however, that the Committee, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i)_with shares of Stock owned by the optionee; (ii)_by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii)_by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; or (iv)_in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Committee, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Committee's discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

               13.  Withholding Taxes.  No Stock shall be granted or sold under
                    -----------------
the Plan to any participant, and no SAR may be exercised, until the participant has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and social security tax withholding obligations, including without limitation obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law, or the receipt of cash payments. Upon exercise of a stock option or lapsing or restriction on stock issued under the Plan, the Company may satisfy its withholding obligations by withholding from the optionee or requiring the Shareholder to surrender shares of the Company's Stock sufficient to satisfy federal, state, and local income and social security tax withholding obligations.

               14.  Restrictions on Transfer of Shares.  The Stock acquired
                    ----------------------------------
pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances or other transfer as are in effect among the shareholders of the Company at the time such Stock is acquired, as well as to such other restrictions as the Committee shall deem advisable.

               15.  Corporate Transaction.
                    ---------------------

                    (a) For purposes of this Section_15, a "Corporate Transaction" shall include any of the following shareholder-approved transactions to which the Company is a party:

                         (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

                        (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; or

                       (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a holder or holders different from those who held such securities immediately prior to such merger.

                    (b) In the event of any Corporate Transaction, any option or outstanding SAR shall terminate and any restricted stock shall be reconveyed to or repurchased by the Company immediately prior to the specified effective date of the Corporate Transaction unless assumed by the successor corporation or its parent company, pursuant to options, restricted stock agreements or SARs providing substantially equal value and having substantially equivalent provisions as the options, restricted stock or SARs granted pursuant to this Plan.

               16.  Shareholder Approval.  This Plan shall only become effective
                    --------------------
with regard to incentive
stock options upon its approval by a majority of the shareholders voting (in person or by proxy) at a shareholders' meeting held within 12Emonths of the Board's adoption of the Plan. The Committee may grant incentive stock options under the Plan prior to the shareholders' meeting, but until shareholder approval of the Plan is obtained, no incentive stock option shall be exercisable.

               17.  Information to Plan Participants.  The Company shall provide
                    --------------------------------
to each Plan participant, not less frequently than annually, copies of annual financial statements. The Company shall also provide such statements to each individual who acquires Stock pursuant to the Plan while such individual owns such Stock. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                AMENDMENT TO THE INTERNATIONAL NETWORK SERVICES

            AMENDED AND RESTATED 1992 FLEXIBLE STOCK INCENTIVE PLAN



Section 15(b) of the corporation's Amended and Restated 1992 Flexible Stock Incentive Plan is amended effective ___________, 1996, to read in its entirety as follows:

          "(b) In the event of any Corporate Transaction, any option or outstanding SAR shall be assumed or an equivalent option or right substituted by the successor corporation or a the parent of the successor corporation, and each share of restricted stock shall be exchanged for the consideration received in the Corporate Transaction by holders of Common Stock for each share held on the effective date of the Corporate Transaction. In the event that the successor corporation refuses to assume or substitute for an option or right, the holder shall fully vest in and have the right to exercise the option or right as to all of the Common Stock covered thereby, including shares as to which it would not otherwise be vested or exercisable. If an option or right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Corporate Transaction, the Committee shall notify the Optionee that the option or right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the option or right shall terminate upon the expiration of such period. For the purposes of this paragraph, an option or right shall be considered assumed if, following the Corporate Transaction, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the option or right immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each Share held on the effective date of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the option or right, for each share of Common Stock subject to the option or right, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction."

                         INTERNATIONAL NETWORK SERVICES

                          INCENTIVE STOCK OPTION TERMS

               1.   Option Grant.  The Company has granted to Optionee the right
                    ------------
and option to purchase from the Company shares of the Common Stock of the Company (the "Stock") on the terms and conditions hereinafter set forth. The option is intended to satisfy the requirements of SectionE422 of the Internal Revenue Code of 1986, as amended (the "Code") and qualify as an incentive stock option.

               2.   Option Price.  The per share purchase price of the Stock
                    ------------
 subject to the option shall be not less than the per share fair market value of such Stock as of the Grant Date as determined by the Board of Directors of the Company or a Committee (defined below) designated by it, or, if Optionee possesses more than ten percent of the combined voting power of the Company or any of its Affiliates, not less than one hundred ten percent (110%) of the per share fair market value of the Stock as of the Grant Date as determined by the Committee. The term "Option Price" as used herein refers to the purchase price of the Stock subject to the option.

               3.   Option Period.  The option shall be exercisable only during
                    -------------
the Option Period and, during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph_4 and the vesting provisions of paragraph_5. The Option Period shall commence on the Grant Date and, except as provided in paragraph_4, shall terminate 10 years from the Grant Date (the "Termination Date"); provided, however, that the Option Period for a person possessing more than ten percent of the combined voting power of the Company or an Affiliate shall terminate five years from the Grant Date.

               4.   Limits on Option Period.  The Option Period may end before
                    -----------------------
the Termination Date, as follows:

                    (a) If Optionee ceases to be a bona fide employee of the Company or an Affiliate for any reason other than disability (within the meaning of subparagraph_(c)) or death during the Option Period, the Option Period shall terminate three months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph_5 on the date of Optionee's cessation of employment.

                    (b) If Optionee dies while in the employ of the Company or any of its Affiliates, the Option Period shall end one year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution may exercise the option only to the extent exercisable under paragraph_5 on the date of Optionee's death.

                    (c) If Optionee's employment is terminated by reason of disability, the Option Period shall end one year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph_5 on the date of Optionee's cessation of employment, provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, the option shall automatically convert to a nonstatutory stock option on the day three months and one day following such termination.

                    (d) If Optionee is on a leave of absence from the Company or an Affiliate because of his disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate except as the Committee may otherwise expressly provide.

                    (e) If Optionee's employment with the Company or any of its Affiliates terminates for cause during the Option Period, the Option Period shall terminate 30 days after the date of such Optionee's termination of employment or on the Termination Date, whichever shall first occur, and this option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment.

               5.   Vesting of Right to Exercise Options.  Subject to other
                    ------------------------------------
limitations contained herein, Optionee shall have the right to exercise the option in accordance with the following schedule:

                    (a) As to 24% of the number of shares of Stock covered by the option, on the Initial Vest Date.

                    (b) As to an additional 2% of the number of shares of Stock covered by the option, each month thereafter until the option shall be fully exercisable.

                    (c) Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Termination Date. No partial exercise of the option may be for less than five_percent (5%) of the total number of shares of Stock then available under the option. In no event shall the Company be required to issue fractional shares.

                    (d) Notwithstanding the foregoing, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time in any calendar year (under the Plan and any other incentive stock option plans of the Company or its Affiliates) shall not exceed $100,000.

               6.   Method of Exercise.  Optionee may exercise the option with
                    ------------------
respect to all or any part of the shares of Stock then subject to such exercise as follows:

                    (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares in cash, or by personal or certified check.

                    (b) Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other shareholders of the Company are subject at the time of such exercise.

                    (c) If required by the Committee, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or Optionee's legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1)_any sale of such shares by such Optionee made in acccordance with the terms of a registration statement covering such sale which may hereafter be filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2)_any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

                    As soon as practicable after receipt of the notice required in paragraph_6(a) and satisfaction of the conditions set forth in paragraphsE6(b) and 6(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 650 Castro Street, Suite 260, Mountain View, CA 94041, attention of the Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

               7.   Corporate Transactions.
                    ----------------------

                    (a) If there should be any change in a class of Stock subject to the option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent (2%)) or other change in the corporate structure of the Company, the Company may make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the price per share. Any adjustment made pursuant to this paragraph_7 as a consequence of a change in the corporate structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option.

                    (b) For purposes of this paragraph 7, a "Corporate Transaction" shall include any of the following shareholder-approved transactions to which the Company is a party:

                         (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation; the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; or

                         (ii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a holder or holders different from those who held such securities immediately prior to such merger.

                    (c) In the event of any Corporate Transaction, the option shall terminate immediately prior to the specified effective date of the Corporate Transaction unless assumed by the successor corporation or its parent company, pursuant to options providing substantially equal value and having substantially equivalent provisions as the options granted pursuant to this Agreement.

               8.   Limitations on Transfer.  The option shall, during
                    -----------------------
Optionee's lifetime, be exercisable only by Optionee or Optionee's representative or legal guardian, and neither the option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of the option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company at its election may terminate the option by notice to Optionee and the option shall thereupon become null and void.

               9.   No Shareholder Rights.  Neither Optionee nor any person
                    ---------------------
entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to the option except to the extent the certificates for such shares shall have been issued upon the exercise of the option.

               10.  NO EFFECT ON TERMS OF EMPLOYMENT.  SUBJECT TO THE TERMS OF
                    --------------------------------
ANY WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE WHICH EMPLOYS OPTIONEE) SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

               11.  Right of First Refusal.  In the event the Optionee proposes
                    ----------------------
to sell, pledge or otherwise transfer any shares which have been issued upon exercise of all or a portion of the option (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph_11 (the "Right of First Refusal").

                    (a)  Escrow.  To ensure shares subject to the Right of First
                         ------
     Refusal will be available for repurchase, the Optionee shall, upon exercise of the option, instruct the Company to deposit the certificates evidencing the shares which the Optionee purchases upon exercise of this option with an escrow agent designated by the Committee under the terms and conditions of an escrow agreement approved by the Committee. The Company shall bear the expenses of the escrow.

                    (b)  Notice of Proposed Transfer.  Prior to any proposed
                         ---------------------------
     transfer of the Transfer Shares, Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price. In the event Optionee proposed to transfer any Vested Shares to more than one proposed transferee, Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both Optionee and the Proposed Transferee and must constitute a binding commitment of Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

                    (c)  Bona Fide Transfer.  Within ten (10) days after receipt
                         ------------------
     of the Transfer Notice, the Committee shall determine the bona fide nature of the proposed voluntary transfer and give Optionee written notice of the Committee's determination. If the proposed transfer is deemed not to be bona fide, Optionee shall be responsible for providing additional information to the Committee to show the bona fide nature of the proposed transfer. The Committee shall have the right to demand further assurances from Optionee and the Proposed Transferee (in a form satisfactory to the Committee) that the Transfer Notice fully and accurately sets forth all of the terms and conditions of the proposed transfer, including, without limitation, assurance that the Transfer Notice fully and accurately sets forth the consideration actually paid for the Transfer Shares and all transactions, directly or indirectly, between the parties which may have affected the price the Proposed Transferee was willing to pay for the Transfer Shares.

                    (d)  Exercise of the Right of First Refusal.  In the event
                         --------------------------------------
     the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares at the purchase price and on the terms set forth in the Transfer Notice by delivery to Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company or ten (10) days after the Committee has approved the proposed transfer as bona fide, whichever is later. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by Optionee or issued by a person other than Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice; provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Committee. For purposes of the foregoing, cancellation of any indebtedness from Optionee to the Company shall be treated as payment to Optionee in cash to the extent of the unpaid principal and any accrued interest cancelled. In the event of a bona fide gift or involuntary transfer, the purchase price shall be the fair market value of the Transfer Shares as determined by the Committee in good faith.

                    (e)  Failure to Exercise Right of First Refusal.  If the
                         ------------------------------------------
     Company fails to exercise the Right of First Refusal in full within the period specified in paragraph_11(d) above, Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Committee shall have the right to demand further assurance from Optionee and the Proposed Transferee (in a form satisfactory to the Committee) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Committee has received such assurances, if so demanded, and has approved the proposed transfer as bona fide, pursuant to paragraph_11(c) above. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Optionee, shall again be subject to the Right of First Refusal and shall require compliance by Optionee with the procedure described in this paragraph_11.

                    (f)  Transfers of the Transfer Shares.  All transferees of
                         --------------------------------
     the Transfer Shares or any interest therein, other than the Company shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Committee) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph_11 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the option shall be void unless the provisions of this paragraph_11 are met.

                    (g)  Transfers Not Subject to the Right of First Refusal.
                         ---------------------------------------------------

                         (i) The Right of First Refusal shall not apply to a transfer to the Optionee's ancestors, descendants, spouse or to a trustee solely for benefit of the Optionee or the Optionee's ancestors, descendants or spouse; provided, however that such transferee shall agree in writing (in a form satisfactory to the Committee) to take the stock subject to all the terms of this paragraph_11 providing for a Right of First Refusal with respect to any subsequent transfer.

                         (ii) The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the option if such transfer is in connection with a Transfer of Control. If the consideration received pursuant to such transfer or exchange consists of stock of the Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of subparagraph_(g)(iv) result in a termination of the Right of First Refusal.

                         (iii)  Assignment of the Right of First Refusal.  The
                                ----------------------------------------
               Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one or more persons as may be selected by the Committee.

                         (iv)   Early Termination of the Right of First Refusal.
                                -----------------------------------------------
               The foregoing provisions of this paragraph_11 notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (i)_the occurrence of a Corporate Transaction as described in paragraph_7 unless the surviving, continuing, successor or purchasing corporation, as the case may be, assumes the Company's rights and obligations under the Plan, or (ii)_the existence of a public market for the Company's common stock (or any other stock issued by the Company, or any successor, in exchange for such stock). A "public market" shall be deemed to exist if (i)_such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934), or (ii)_such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

                    (h)  Legends.  In addition to any other legends required
                         -------
     pursuant to applicable federal or state securities laws, each certificate evidencing the Stock or a portion thereof issued upon exercise of the option shall bear the following legend:

                    "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

               12.  Lock-Up Agreement.  Optionee, if requested by an underwriter
                    -----------------
of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Common Stock of the Company held by Optionee (except Common Stock included in such registration) during the 180 day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the underwriter shall require. Such agreement shall be in writing in the form satisfactory to such underwriter. The Company may impose stop-transfer instructions with respect to such Common Stock subject to the foregoing restriction until the end of said period.

                        INTERNATIONAL NETWORK SERVICES

                          STOCK OPTION EXERCISE FORM


International Network Services
650 Castro Street, Suite 260
Mountain View, California  94041


Gentlemen:

               The undersigned optionee (the "Optionee"), elects to exercise the option to purchase _________ shares of Common Stock (the "Shares") of International Network Services, a California corporation (the "Company"), under and pursuant to the stock option granted to the Optionee by the Company pursuant to the Company's Amended and Restated 1992 Flexible Stock Incentive Plan (the "Plan") and that certain Notice of Stock Option Grant and Stock Option Agreement dated ___________________, 19__ by and between Optionee and the Company (the "Option Agreement").

               Prior to issuance of the Shares, Optionee will make full payment of the option price for the Shares in cash or by personal or certified check payable to the Company.

               Optionee acknowledges that the exercise of the option and any subsequent transfer of the Shares may have state and federal income tax consequences, and that Optionee should consult his or her tax advisor concerning such consequences. Optionee will make adequate provision for federal and state income tax withholding obligations of the Company, if any, which arise upon exercise, in whole or in part, of the option or upon a subsequent transfer of any of the Shares.

               Optionee represents and agrees that Optionee is over eighteen
(18) years of age, that Optionee is acquiring the Shares for investment and that Optionee has no present intention to transfer, sell or otherwise dispose of such Shares, except as permitted pursuant to the Plan and in compliance with all applicable securities laws.

               Optionee further acknowledges and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares and that, in the absence of registration, the Shares may not be transferred. Optionee understands that the instrument evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless the Shares are registered or such registration is not required in the opinion of counsel satisfactory to the Company. Optionee does not have any contract, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Shares.

               Optionee is aware of the adoption of Rule_144 by the Securities and Exchange Commission, promulgated under the Securities Act, which permits limited public resale of securities acquired in an non-public offering subject to the satisfaction of certain conditions, including, among other things: the availability of certain public information about the Company, the resale occurring not less than two (2) years after the party has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited "broker's transaction", and the amount of securities being sold during any three
- -month period not exceeding specified
limitations.

               Optionee agrees further that the Shares are being acquired by Optionee in accordance with and subject to the terms, provisions and conditions of the Option Agreement, which Option Agreement shall bind and inure to the benefit of Optionee's heirs, legal representatives, successors and assigns.

               Optionee agrees further that the Shares are being acquired by the Optionee in accordance with and subject to the Bylaws of the Company, which Bylaws shall bind and inure to the benefit of Optionee's heirs, legal representatives, successors and assigns.

               Optionee agrees that Optionee will notify the Company in writing if Optionee transfers any of the shares purchased pursuant to this option within one (1) year from the date Optionee exercises all or part of this Option or within two (2) years from the date the Optionee was granted the option.

               Optionee agrees to obtain the consent of Optionee's spouse of any such agreement which may be required by the Company.


Optionee certifies that the forgoing is true.   Optionee's address of record is:

____________________________________________    ________________________________
_________
Signature

____________________________________________    ________________________________
_________
Printed Name

____________________________________________    ________________________________
_______
Social Security Number

______________________
Date



Receipt of the above is hereby acknowledged.

INTERNATIONAL NETWORK SERVICES


____________________________________________
Signature


Secretary
- ---------------------------------------------
Title

                                PROMISSORY NOTE


$                                       -----------------------------------
- -------------                                  (City, State)

                                                                , 199
                                                        --------     --

     FOR VALUE RECEIVED,               promises to pay to International Network
                        --------------
Services, a California corporation (the "Company"), or order, the principal sum
of                      dollars ($      ), together with interest on the unpaid
  ---------------------          -------
principal hereof from the date hereof at the rate of           percent (  %) per
                                                    -----------         ---
annum, compounded semiannually.

     Principal and interest shall be due and payable on     , 19  .  Should the
                                                       ------   --
undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Option, dated as of       .  This
                                                                 -------
Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions hereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                -------------------------


                                -------------------------